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JPMorgan
JPMorgan Chase Bank
Global Trade Services

                                                 March 28, 2003
                                                 L/C NO.: D-233079
                                            AMENDMENT NO: 3


Advising Bank



       ********* DIRECT *********                      APPLICANT:

                                        AMERICAN BUSINESS FINANCIAL
                                        SERVICES, INC.
                                        111 PRESIDENTIAL BLVD., STE 215
                                        BALA CYNWYD, PA 19004


              Beneficiary



WANAMAKER, L.L.C.   C/O AMERIMAR
WANAMAKER MANAGEMENT CO.
210 W. RITTENHOUSE SQUARE, STE 1900
PHILADELPHIA, PA 19103



IN ACCORDANCE WITH INSTRUCTIONS RECEIVED, THE ABOVE-REFERENCED LETTER OF CREDIT HAS BEEN AMENDED AS FOLLOWS:

     1 - LETTER OF CREDIT AMOUNT IS INCREASED BY USD 2,000,000.00 (TWO MILLION
         AND 00/100 UNITED STATES DOLLARS).

     2 - THE AGGREGATE AMOUNT NOW AVAILABLE UNDER THIS LETTER OF CREDIT IS USD
         8,000,000.00 (EIGHT MILLION AND 00/100 UNITED STATES DOLLARS).

ALL OTHER TERMS AND CONDITIONS OF THE CREDIT REMAIN UNCHANGED.





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                                        Authorized Signature